LEASES	6 Months Ended
Jun. 30, 2022
LEASES
LEASES

NOTE 8 - LEASES

The Group leases all of its offices under various non-cancelable lease agreements that expire on various dates through 2023. The Group evaluates contracts entered into to determine whether the contract involves the use of property which is either explicitly or implicitly identified in the contract. The Group evaluates whether it controls the use of the asset, which is determined by assessing whether it obtains substantially all economic benefits from the use of the asset, and whether it has the right to direct the use of the asset. If these criteria are met and the Group has identified a lease, it would be accounted for under the requirements of ASC 842.

Upon the possession of a leased asset, the Group determines its classification as an operating or finance lease. All of its real estate leases are classified as operating leases. The Group’s real estate leases have initial terms ranging from one to five years. Renewal options are generally not recognized as part of the right-of-use assets and lease liabilities as it is not reasonably certain at commencement date that the Group would exercise the options to extend the lease. The Group’s real estate leases typically provide for fixed minimum rent payments. For operating leases that include rent holidays and rent escalation clauses, the Group recognize lease expense on a straight-line basis over the lease term from the date it takes possession of the leased property.

The Group had one long-term lease, which became effective on January 1, 2019 and will expire on December 31, 2023. The Group adopted new accounting standard ASC 842 effective January 1, 2019. The Group used 4.35%, the Chinese bank long-term lending annual rate for a typical five years lease as an incremental borrowing rate, in determining the present value of future lease payments. The same rate was used as the discount rate to measure the lease liability at January 1, 2019, the date of adoption. At initial measurement, the Group recorded a non-cash ROU asset of $479,744 (RMB3,342,278 translated at December 31, 2019 exchange rate, and a noncash lease liability of $479,744 (RMB3,342,278 translated at December 31, 2019).

On May 31, 2022, the Group terminated the lease agreement for its office in Tianjin with the landlord. There was no penalty related to the termination of the lease.

A summary of operating lease right-of-use assets and liabilities as of June 30, 2022 and December 31, 2021 were as follows:

Operating Lease Assets	June 30,	December 31,
	2022	2021
Main offices operating lease assets - initial measurement	$—	$479,744
Less: accumulated amortization	—	(275,382)
Foreign exchange effects	—	19,765
Operating Lease Assets, net	$—	$224,127

Operating Lease Liabilities
Total operating lease liabilities - initial measurement	$—	$479,744
Accrued interest	—	41,124
Accumulated payment to liabilities	—	(316,506)
Foreign exchange effects	—	19,765
Total operating lease liabilities	—	224,127
Less: operating lease liabilities, current	—	(162,735)
Long-term Operating Lease Liabilities	$—	$61,392

The Group leases temporary office spaces used for ongoing projects based on its needs. These leases are normally with terms of 12 months or less, and have an option of renewing. Due to the temporary nature of these office spaces, the Group typically only includes the initial lease term in its assessment of a lease arrangement. Options to extend a lease are not included in the Group’s assessment unless there is reasonable certainty that the Group will renew the lease. The Group has elected not to recognize on the balance sheet for leases with terms of 12 months or less. The lease expense recognized for such leases is on a straight-line basis over the lease terms. Such operating lease expenses amounted to $0 for the six months ended June 30, 2022 and 2021.

For the six months ended June 30, 2022 and 2021, total operating lease expenses amounted to $0 and $59,658, respectively.